SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           [AMENDMENT NO.          ]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        STATE FARM BALANCED FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
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     5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form Schedule or Registration Statement No.:___________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                        STATE FARM BALANCED FUND, INC.

              ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

                   NOTICE OF SPECIAL MEETING OF SHAREOWNERS

                                MARCH 13, 1998



To the Shareowners of

STATE FARM BALANCED FUND, INC.:

        Notice is hereby given that a Special Meeting of Shareowners of State Farm Balanced Fund, Inc., a Maryland corporation, will be held at One State Farm Plaza, Bloomington, Illinois, on Friday, March 13, 1998, at 10:00 a.m. for the following purpose:

        (1)     to elect a Board of Directors;

        (2)     to approve or disapprove a proposed bylaw amendment; and

        (3) to transact such other business as may properly come before the meeting and any adjournment thereof.

        The Board of Directors has fixed the close of business on January 30, 1998 as the record date for determination of shareowners entitled to notice of and to vote at such meeting and any adjournment thereof.

        PLEASE PROMPTLY RETURN YOUR PROXY. It may be revoked by a later proxy or you may vote your shares in person if you attend the meeting. No postage is required if mailed in the United States.

        Bloomington, Illinois         By order of the Board of Directors
        February 6, 1998                       David R. Grimes
                                                  Secretary

                        STATE FARM BALANCED FUND, INC.
              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                               PROXY STATEMENT


        This proxy statement is furnished in connection with the solicitation by the Board of Directors of State Farm Balanced Fund, Inc., hereinafter called the "Fund", of proxies to be voted at the Special Meeting of Shareowners of the Fund to be held on Friday, March 13, 1998, and at any and all adjournments of such meeting. If the enclosed form of proxy is executed and returned, it will be voted at the meeting in accordance with the instructions thereon, if any, and if no specification is made the proxy will be voted for the election of each nominee for director and in favor of proposal No. 2. Shareowners who execute proxies may revoke them at any time before they are voted, either by writing the Fund or in person at the time of the meeting. This proxy statement is first being mailed on or about February 6, 1998. Those persons who were shareowners of record at the close of business on January 30, 1998, will be entitled to one vote for each share held. At January 30, 1998, there were issued and outstanding xx,xxx,xxx shares of common stock of the Fund.

PROPOSAL NO. 1:  TO ELECT A BOARD OF DIRECTORS.

        It is intended that the proxies will be voted for the election of the six nominees listed below as Directors of the Fund to serve until the next meeting of shareowners called for this purpose and until their successors shall be elected and qualified. The nominees were selected by the Board of Directors, which does not have a separate nominating committee. In case any nominee shall be unable to stand for election by virtue of an unexpected occurrence, the proxies will be voted for such other person as shall be determined by the persons acting under the proxies in their discretion.

NOMINEES FOR DIRECTORS

EDWARD B. RUST, JR.*+ - age 47

One State Farm Plaza, Bloomington, Illinois 61710
President and Director of the Fund since 1990

        President and Chairman of the Board, State Farm Mutual Automobile Insurance Company; President and Director, State Farm Investment Management Corp. and, since 1997, State Farm VP Management Corp.

ROGER S. JOSLIN*+ - age 61

One State Farm Plaza, Bloomington, Illinois 61710
Vice President since 1967, Treasurer since 1976, and Director since 1985 of the Fund

        Director, Sr. Vice President and Treasurer, State Farm Mutual Automobile Insurance Company and certain wholly owned insurance subsidiaries and affiliates. Chairman of the Board, State Farm Fire and Casualty Company. Vice President, Treasurer and Director, State Farm Investment Management Corp. and, since 1997, State Farm VP Management Corp.

ALBERT H. HOOPES + - age 82

120 S. East Street, #350, Bloomington, Illinois 61701
Director of the Fund since 1967

        Attorney at Law.

DAVIS U. MERWIN + - age 69

P.O. Box 8, Bloomington, Illinois 61702-0008
Director of the Fund since 1967

        Private Investor, Vice Chairman of the Board, Bloomington Broadcasting Company.

JAMES A. SHIRK + - age 53

P.O. Box 1549, Bloomington, Illinois 61702-1549
Director of the Fund since 1987

        Director & President, Beer Nuts, Inc.

THOMAS M. MENGLER - age 47

202 Law Building, 504 East Pennsylvania Avenue, Champaign, Illinois 61820

        Dean, University of Illinois College of Law

_____________________

* Nominee is an "interested person" of the Fund or its investment adviser, as defined in the Investment Company Act of 1940, as an officer of the Fund and as an officer and director of the investment adviser.

+       Nominees are also directors, and in the cases of Mr. Rust and Mr.
Joslin, are officers, of State Farm Growth Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. Nominees are also trustees, and in the cases of Mr. Rust and Mr. Joslin, are officers, of the State Farm Variable Product Trust.

        The only compensation paid to the officers and directors of the Fund for their services as such consists of directors' attendance fees paid to directors other than Mr. Rust or Mr. Joslin. These directors received a fee of $300 for each meeting of the Board of Directors attended during the first quarter of 1997, and $450 for each meeting attended since the second quarter of 1997. Such fees totalled $4,950 during the year ended November 30, 1997 for the board meetings held during the year. The Board of Directors does not have a separate compensation committee. During the fiscal year of the Fund ended November 30, 1997, there were four meetings of the Board of Directors. All of the directors attended every board meeting.

        Beer Nuts, Inc., of which Mr. Shirk is a shareholder, director and president, leases warehouse space to State Farm Mutual Automobile Insurance Company ("Auto Company") at an annual cost of approximately $60,000.

The management of Auto Company believes the terms of such transactions are competitive with the terms offered by other independent parties for similar transactions.

        The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended November 30, 1997:

                                               COMPENSATION TABLE

                                                                               TOTAL
                                        PENSION OR                          COMPENSATION
                       AGGREGATE    RETIREMENT BENEFITS     ESTIMATED        FROM STATE
                      COMPENSATION  ACCRUED AS PART OF   ANNUAL BENEFITS     FARM FUNDS*
NAME OF PERSON          FROM FUND      FUND EXPENSES     UPON RETIREMENT  PAID TO DIRECTORS
Edward B. Rust, Jr.     $  -0-             $  -0-            $  -0-           $  -0-
Roger S. Joslin         $  -0-             $  -0-            $  -0-           $  -0-
Albert H. Hoopes        $  1,650           $  -0-            $  -0-           $  6,600
Davis U. Merwin         $  1,650           $  -0-            $  -0-           $  6,600
James A. Shirk          $  1,650           $  -0-            $  -0-           $  6,600

____________________________

* The State Farm Funds are the Fund, State Farm Growth Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc.

        The following table contains information as of December 31, 1997 on the number of shares of the Fund as to which each director and all directors and executive officers as a group, and the only shareholder known by the Fund to own more than 5% of the Fund's outstanding shares had power to vote or to dispose or to direct the voting or disposition:

                                                                 PERCENT OF
                        NUMBER OF          NATURE OF             OUTSTANDING
NAME                     SHARES            THE POWER               SHARES

Edward B. Rust, Jr.     xxx,xxx +       Sole power to vote           xxx
                                        and dispose of shares

Albert H. Hoopes                        Sole power to vote
                                        and dispose of shares

Roger S. Joslin                         Sole power to vote
                                        and dispose of shares

Davis U. Merwin                         Sole power to vote
                                        and dispose of shares

James A. Shirk                          Sole power to vote
                                        and dispose of shares

Thomas M. Mengler

All directors and officers as
a group (14 persons)

Continental Trust Company,              Sole power to vote and
Trustee of Self-Employed                shared power to dispose
Individual Retirement Plans             of shares
for State Farm Independent
Contractor Agents,
231 South LaSalle Street
Chicago, Illinois 60962
____________________________

+       Does not include xx.xxx shares and xxx.xxx shares of the Fund owned outright by State Farm Fire and Casualty Company ("Casualty") and the State Farm Mutual Automobile Insurance Company ("Auto Company") respectively. Mr. Rust is Chairman of the Board and President of the Auto Company, a director of Casualty and a member of the investment committee of both. Mr. Joslin is Director, Senior Vice President and Treasurer of Auto Company and Chairman of the Board of Casualty and a member of the investment committee of both.

PROPOSAL NO. 2: TO AMEND THE BYLAWS OF THE FUND TO REQUIRE ONLY DIRECTOR APPROVAL OF CHANGES TO THE BYLAWS.

        BACKGROUND. The board of directors has approved, and recommends that shareowners of the Fund approve, a proposal to amend the bylaws of the Fund to allow the directors to approve any changes to the bylaws without seeking shareowner approval. Currently, shareowner approval is required to amend certain provisions of the Fund's bylaws. If the shareowners vote in favor of this proposal, the directors intend to adopt changes to section 3.04 of article III of the bylaws which provides for filling vacancies on the board of directors and to article VIII which prohibits certain transactions between the Fund and its officers and directors. No other changes to the bylaws are currently planned.

        In the past, certain state securities authorities required that various operational and investment restrictions be included in a charter or bylaw provision which may be amended only by shareowner vote. These state securities requirements have been eliminated. In addition to containing requirements formerly required by state authorities, the Fund's bylaws also contain provisions that essentially restate provisions of law or regulations applicable to the Fund. The directors believe that the Fund will be able to respond to changing conditions more rapidly, and without the expense of a special shareowner meeting, if the directors have the power to amend the bylaws without shareowner approval.

        Current section 11.01 of article XI of the Fund's bylaws allows amendments to the bylaws by a majority vote of the Directors. However, section
11.02 of article XI provides that any amendment which changes or affects sections 2.06 and 2.07 of article II, section 3.04 of article III, article VIII and article XI must be approved by vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act. The proposed amendment of article XI eliminates the requirement for a shareowner vote to amend sections 2.06 and 2.07 of article II, section 3.04 of article III, article VIII and article XI.

        Current section 2.06 provides that the holders of a majority of the stock entitled to vote at a shareowner meeting, who vote in person or are represented by proxy, constitute a quorum for the transaction of business. Current section 2.07 provides that when a quorum is present at any meeting, a majority vote, in person or by proxy, by the holders of the stock having voting power shall decide any question brought before the meeting, unless a different vote is required by law, the Fund's charter or the Fund's bylaws. These provisions are similar to the current default provisions of Maryland corporation law. The board does not currently intend to make any change to sections 2.06 or 2.07 of the bylaws.

        Current section 3.04 allows the board of directors to fill vacancies on the board caused by anything other than an increase in the number of directors, unless immediately thereafter less than two-thirds of the directors then holding office were elected by the shareowners. In such a situation or if at any time less than a majority of the directors holding office were elected by the shareowners, the bylaws require a shareowner meeting to be held within 60 days to fill the existing vacancies. Most of section 3.04 of the bylaws restates requirements imposed on the Fund by the Investment Company Act of 1940. However, under the Investment Company Act and current Maryland law, a majority of the board of directors, without shareowner approval, may act to fill even a vacancy resulting from an increase in the number of directors. If the proposal to amend the bylaws is approved by the shareowners, the directors intend to amend section 3.04 to give the board the ability to fill vacancies on the board, including vacancies resulting from an increase in the number of directors, subject to the limitations imposed by the Investment Company Act and Maryland law.

        Current article VIII contains provisions which prohibit certain transactions between the Fund and its officers and directors. Section 8.01 prohibits the sale of securities to and purchase of securities from directors and officers of the Fund except to the extent permitted under the Investment Company Act or by order or advice of the Securities and Exchange Commission. The Investment Company Act includes a number of restrictions and prohibitions on transactions between a mutual fund and its affiliates, including its officers and directors. Section 8.01 essentially restates one of those prohibitions. Section 8.02 prohibits the purchase or retention of securities of any corporation if all of the officers and directors and investment adviser of the Fund who individually own more than 1/2 percent of the securities of the corporation collectively own more than 5 percent of such securities. That section was formerly required by a state securities authority. Section 8.03 prohibits directors and officers from taking a long or short position in the capital stock of the Fund, except that they may purchase shares of the Fund for investment purposes at the same price as that available to the public at the time of the purchase. Section 8.03 essentially restates prohibitions imposed by the Securities and Exchange Act of 1934 and the Investment Company Act. If the proposal to amend the bylaws is approved by the shareowners, the directors intend to amend the bylaws to delete article VIII. However, the substantive provisions of sections 8.01 and 8.03 would continue to apply to the Fund even though they would not be included in the bylaws.

        AMENDMENT TO THE BYLAWS. If the proposal is approved, article XI of the Fund's bylaws will be amended as follows: (material to be deleted is bracketed)

        Section 11.01. General. [Except as provided in section 11.02,] These Bylaws may be altered, amended or repealed, and new bylaws may be adopted solely by the board of directors, at any meeting of the board of directors.

        [Section 11.02. Amendment by stockholders only. Sections 2.06 and 2.07 of article II, section 3.04 of article III, article VIII, and article XI of these bylaws may be altered, amended or repealed only with the approval of the holders of a "majority of the outstanding voting securities" of the corporation, as that term is defined in section 2(a)(42) of the Investment Company Act of 1940.]

        RECOMMENDATION. The board of directors has concluded that the proposal will benefit the Fund and its shareowners by increasing the flexibility available to the board of directors and reducing the circumstances in which the Fund would be required to incur the expense of a meeting of shareowners. The directors recommend voting FOR the proposal. Upon shareowner approval, the directors will adopt the amended bylaw. If the proposal is not approved by shareowners of the Fund, the bylaws will remain unchanged.

OTHER INFORMATION

THE MANAGER. State Farm Investment Management Corp. (the "Manager") is the Fund's investment adviser and distributor. The Manager is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company. The Manager's address is One State Farm Plaza, Bloomington, Illinois 61710.

PROXY SOLICITATION; VOTING; ADJOURNMENT

        The cost of preparing, printing and mailing this proxy statement, the accompanying notice and the enclosed proxy, and all the other costs in connection with solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, or by officers, agents or employees of the Manager or the State Farm Insurance Companies. A copy of the Annual Report of the Fund, including financial statements for the fiscal year ended November 30, 1997, has previously been mailed to all shareowners who were such on the record date. The Fund will furnish a copy of its most recent annual report to a shareowner upon request, without charge. To request a copy of the annual report, write to the Fund at One State Farm Plaza, Bloomington, Illinois 61710, or call 1-800-447-0740.

        Management does not intend to present and does not have reason to believe that others will present any other items of business at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

        A list of shareowners entitled to be present and vote at the meeting will be available at the offices of the Fund for inspection by any shareowner during regular business hours from March 3, 1998 to the date of the meeting.

        Proxies are tabulated by the Manager. Under the bylaws of the Fund, a majority of the shares outstanding on the record date must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. A shareowner who abstains, or whose proxy is signed and returned but marked to withhold authority, is counted as "present" for purposes of determining the existence of a quorum. The election of directors is determined by a plurality of the votes cast, if a quorum is present. Approval of Proposal 2 (amendment of the bylaws) requires the affirmative vote of the lesser of (a) two-thirds or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. "Broker non-votes" (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) will be deemed to be abstentions. An abstention does not have any effect (that is, will not be counted as a vote "for" or "against") on the vote for a nominee as a director (provided that a quorum is present). Abstentions have the practical effect of a "no" vote if the vote on Proposal 2 is determined pursuant to item (a), above, and have no effect on the outcome of the vote if the vote is determined under (b).

        Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board of directors determined that adjournment and additional solicitation was reasonable and in the best interest of the shareowners of the Fund, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareowners about the reasons for additional solicitation.

SHAREOWNER PROPOSALS

        The Fund does not intend to hold regular annual or special meetings of shareowners after the meeting to which this proxy statement relates unless required by the Investment Company Act. Therefore, the date of the next shareowners meeting, if any, is not known.

        PLEASE PROMPTLY RETURN YOUR PROXY. It may be revoked by a later proxy or you may vote your shares in person if you attend. If a quorum is not present, the meeting will have to be adjourned, thereby subjecting the Fund to additional expense. No postage is required if your proxy is mailed in the United States.



        Bloomington, Illinois            By order of the Board of Directors
        February 6, 1998                          David R. Grimes
                                                     Secretary

STATE FARM BALANCED FUND INC.     PROXY            THIS PROXY IS SOLICITED ON
SPECIAL MEETING OF SHAREOWNERS               BEHALF OF THE BOARD OF DIRECTORS

March 13, 1998


Edward B. Rust, Jr. and Roger S. Joslin and each of them, with full power of substitution in each, are hereby authorized to represent and vote as indicated the stock of the undersigned at the Special Meeting of Shareholders or any adjournment thereof:


                                    account number:       shares outstanding:





Please sign as your name appears above. If shares are held jointly, EACH owner must sign. If signing for an estate, trust or corporation, title or capacity should be stated.


----------------------------------------------------------------------------
Date                        Owners signature          Joint owners signature

----------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR AND IN FAVOR OF ALL PROPOSALS.

The management recommends a vote for each nominee and all proposals. Please indicate your vote by marking the appropriate box:


               1. The election of a Board of Directors - for or not
                  for each of the nominees listed below.

                                                   FOR  NOT FOR  ABSTAIN
                         Edward B. Rust, Jr.       [ ]    [ ]
                         Albert H. Hoopes          [ ]    [ ]
                         Roger S. Joslin           [ ]    [ ]
                         Davis U. Merwin           [ ]    [ ]
                         James A. Shirk            [ ]    [ ]
                         Thomas M. Mengler         [ ]    [ ]

               2.The proposed amendment to the
                 bylaws                            [ ]    [ ]     [ ]

               3.In their discretion upon any
                 other matter that may properly
                 come before the meeting and any
                 adjournment thereof.